Exhibit 99.1

Boston Private Bank & Trust Company

Annual Report of Financial Condition

As Of December 31, 2010

Dear Friend,

Even the harshest winter in recent memory couldn’t thwart impressive growth in certain Boston area industry sectors, according to a recent Federal Reserve report. Although nationally the economic recovery remains sluggish overall, the Fed’s “Beige Book” findings are encouraging and outlooks are positive. We appear to be building on momentum generated toward the end of 2010, including a year-end rally that pushed the S&P 500 Index to its highest level since September 2008.

Boston Private Bank & Trust also closed 2010 on a high note, with double-digit earnings growth and strong asset quality, capital, and liquidity. The Bank finished the year with record earnings of $26.8 million, up 11% year over year. Total balance sheet assets of $3.4 billion rose 8% from the prior year, and our investment management and trust business managed $2.6 billion in client assets at year-end, up 7% on average from 2009.

Deposits grew significantly with average balances increasing 17%, which contributed to strong liquidity ratios and helped fund profitable new growth in both commercial and residential lending. Our commercial loan portfolio grew 14% and remained well diversified. Residential lending activity propelled the Bank to the number one position among jumbo mortgage originators in Boston for both dollar volume and number of purchase loans, as well as dollar volume for jumbo refinance transactions, as reported by The Warren Group.

Our credit quality remains very strong, and non-performing assets and net charge-offs compared favorably to our industry peers. The Bank’s positive operating leverage helped to fund an increase in the allowance for loan losses and generated a double-digit increase in net income. Over the last five years, the Bank’s earnings growth has averaged 7%.

Boston Private Bank & Trust invested over $125 million in the community during 2010 primarily through community development, small business and first-time homebuyer loans, equity investments, and charitable contributions. The Bank has maintained an “Outstanding” Community Reinvestment Act rating for over 10 years through its community investment efforts.

Since September, I’ve been working with Clay Deutsch, CEO and President of our parent company, Boston Private Financial Holdings (BPFH), along with our leadership team to further align and strengthen BPFH’s Private Banking Group with Boston Private Bank & Trust’s business model. I now serve as CEO of the Private Banking Group, which, in addition to Boston Private Bank & Trust, includes First Private Bank & Trust in Los Angeles, Borel Private Bank & Trust in San Francisco, and Charter Private Bank in Bellevue, Washington. In collaboration with the leaders of those banks, we are in the process of consolidating the charters of the four affiliated private banks into one integrated bank charter headquartered in Massachusetts. Consistent with our core values and client-focused philosophy, these changes will enable us to continue to offer and enhance our exceptional client service.

It is especially important to note that my role at Boston Private Bank & Trust has not changed, and I will continue to work with the Bank’s senior management team to ensure that we provide high-touch service and personalized advice to our clients. As always, I invite you to let us know how we can better serve you and address your unique financial needs. Thank you for the trust you have placed in us and for the opportunity to serve you.

Sincerely,

Mark D. Thompson

CEO & President

2010 Highlights:

•

We landed the top position among jumbo mortgage originators in Boston for both dollar volume and number of purchase loans, and we also were number one in dollar volume for jumbo refinance transactions, as reported by The Warren Group.

•

In a survey conducted by the Luxury Institute, high net worth individuals rated Boston Private Bank the top wealth management brand in the United States, and we were the only company to rate above average in all metrics.

•	We were ranked among the area’s largest charitable contributors by Boston Business Journal, and ranked fourth in total volunteer hours by Bank employees.

•

Our community development loans included financing major developments in Cambridge and Boston that are slated to create approximately 1,250 new jobs, preserve or create about 300 affordable housing units, and construct a $37 million health center in Roxbury.

Annual Report of Financial Condition:

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEETS

(Unaudited)

	December 31,
($ In Thousands)	2010	2009
Assets
Cash & Short-Term Investments	$194,526	$177,458
Investment Securities	583,029	557,073
Loans Held for Sale	2,920	6,357
Commercial Loans	1,309,144	1,146,329
Mortgage Loans	1,181,399	1,113,842
Home Equity & Other Loans	96,001	95,020
Total Loans	2,586,544	2,355,191
Less: Allowance for Loan Losses	32,938	27,363
Net Loans	2,553,606	2,327,828
Other Assets	111,576	110,680
Total Assets	$3,445,657	$3,179,396

Liabilities & Shareholder’s Equity
Demand Deposits	$574,336	$477,283
NOW Accounts	277,384	214,556
Savings & Money Market	1,341,304	1,004,811
Certificates of Deposit	329,321	544,463
Total Deposits	2,522,345	2,241,113
Borrowings	654,280	679,388
Other Liabilities	24,938	27,927
Total Liabilities	3,201,563	2,948,428
Shareholder’s Equity	244,094	230,968
Total Liabilities & Shareholder’s Equity	$3,445,657	$3,179,396

Boston Private Bank & Trust Company

CONDENSED STATEMENTS OF INCOME

(Unaudited)

	Year Ended December 31,
($ In Thousands)	2010	2009
Interest Income	$131,425	$135,677
Interest Expense	40,881	54,573
Net Interest Income	90,544	81,104
Provision for Loan Losses	9,300	4,750
Net Interest Income after Provision	81,244	76,354
Investment Management Fees	15,942	15,002
Banking Fees and Other Income	6,367	6,302
Operating Expenses	66,730	64,765
Income Before Income Taxes	36,823	32,893
Income Taxes	10,034	8,725
Net Income	$26,789	$24,168

Boston Private Bank & Trust Company

SELECTED FINANCIAL DATA

(Unaudited)

	At and for the Year Ended December 31,
($ In Thousands)	2010	2009
Assets Under Management	$2,641,000	$2,553,000
Return on Average Equity	11.20%	10.75%
Net Interest Margin (FTE)	3.00%	2.93%
Allowance for Loan Losses/Total Loans	1.27%	1.16%
Tier I Capital Ratio	6.93%	6.54%

Policy Group

Mark D. Thompson

Chief Executive Officer & President

James C. Brown

Executive Vice President

Chief Lending Officer

Robert C. Buffum, Jr.

Senior Vice President

Chief Risk Officer

Gary L. Garber

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial & Administrative Officer

George G. Schwartz

Executive Vice President

Chief Operating Officer & Treasurer

John J. Sullivan

Executive Vice President

Board of Directors

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Senior Counsel

Nixon Peabody LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank & Trust Company

James D. Dawson

Executive Vice President

Boston Private Financial Holdings, Inc.

Tracey E. Flaherty

Senior Vice President

Natixis Global Associates

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Consultant

Susan P. Haney

Private Investor

John D. Macomber

Founder & Chief Executive Officer

BuildingVision, Inc.

Patricia McGovern

General Counsel & Senior Vice President

Beth Israel Deaconess Medical Center

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

Michael F. Schiavo

Consultant

James K. Schmidt

Private Investor

Mark D. Thompson

Chief Executive Officer & President

Boston Private Bank & Trust Company

Chief Executive Officer, Private Banking Group

Boston Private Financial Holdings, Inc.

Timothy L. Vaill

Former Chairman & Chief Executive Officer

Boston Private Financial Holdings, Inc.

Office Locations

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

401c Centre Street

Jamaica Plain, Massachusetts

(617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

Beverly Office

57 Enon Street, Route 1A

Beverly, Massachusetts

(978) 922-8000

Boston Private Bank & Trust Company

www.bostonprivatebank.com

Member FDIC

Equal Housing Lender